April 26, 2006

Supplement

SUPPLEMENT DATED APRIL 26, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY AGGRESSIVE EQUITY FUND
Dated November 30, 2005

On April 25, 2006, the Board of Trustees of the Morgan Stanley Aggressive Equity Fund (the ‘‘Fund’’) approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Capital Opportunities Trust (‘‘Capital Opportunities’’), pursuant to which substantially all of the assets of the Fund would be combined with those of Capital Opportunities and shareholders of the Fund would become shareholders of Capital Opportunities, receiving shares of Capital Opportunities equal to the value of their holdings in the Fund (the ‘‘Reorganization’’). Each shareholder of the Fund will receive the Class of shares of Capital Opportunities that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held during the third quarter of 2006. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Capital Opportunities will be distributed to shareholders of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

36052SPT-03